EXHIBIT 99.1
------------

Accrued Interest Date:                                                                                     Collection Period Ending:
25-Oct-07                                                                                                                  31-Oct-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2005-A                                            Period #
26-Nov-07                                         ------------------------------                                                  32

------------------------------------------------------------------------------------------------------------------------------------
Balances
------------------------------------------------------------------------------------------------------------------------------------

                                                                              Initial         Period End
     Receivables                                                       $1,500,000,024       $313,377,176
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886        $11,212,999
     Overcollateralization                                                       $137                 $0
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000         $5,282,177
     Class A-4 Notes                                                     $264,507,000       $264,507,000
     Class B Notes                                                        $32,375,000        $32,375,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Receivables Outstanding                                   $337,386,847
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $15,707,849
           Receipts of Pre-Paid Principal                                  $7,745,909
           Liquidation Proceeds                                              $273,236
           Principal Balance Allocable to Gross Charge-offs                  $282,677
        Total Principal Reduction                                         $24,009,671

        Interest Collections
           Receipts of Interest                                            $1,124,674
           Servicer Advances                                                       $0
           Reimbursement of Previous Servicer Advances                       ($23,679)
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $23,458
           Net Investment Earnings                                            $29,311
        Total Interest Collections                                         $1,153,764

     Total Collections                                                    $24,880,758

     Ending Receivables Outstanding                                      $313,377,176

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Unreimbursed Previous Servicer Advance                 $691,641
     Current Period Servicer Advance                                               $0
     Current Reimbursement of Previous Servicer Advance                      ($23,679)
     Ending Period Unreimbursed Previous Servicer Advances                   $667,962

Collection Account
------------------------------------------------------------------------------------------------------------------------------------

     Deposits to Collection Account                                       $24,880,758

     Distribution Amounts Due
        Servicing Fees Due                                                   $281,156
        Class A Noteholder Interest Distribution Due                       $1,038,758
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $23,039,529
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                         $0
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $281,156
        Amounts Deposited into Note Distribution Account                  $24,197,805
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                   $401,797
     Total Distributions from Collection Account                          $24,880,758

Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                                               $0
        Release from Collection Account                                      $401,797
     Total Excess Funds Released to the Depositor                            $401,797

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account                         $24,197,805
     Interest Distribution to Noteholders                                  $1,158,276
     Principal Distribution to Noteholders                                $23,039,529
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $24,197,805

Distributions
------------------------------------------------------------------------------------------------------------------------------------

     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                          $95,350              $3.37
     Class A-4 Notes                                                         $943,408              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance    Per $1,000        Factor
     Class A-1 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-2 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-3 Notes                                                      $23,039,529         $5,282,177       $813.49        18.65%
     Class A-4 Notes                                                               $0       $264,507,000         $0.00       100.00%
     Class B Notes                                                                 $0        $32,375,000         $0.00       100.00%

Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------------------

                                                                Prior Period Carryover   Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0            $0
     Class B Interest Carryover Shortfall                                          $0                 $0            $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       29,491             28,582
     Weighted Average Remaining Term                                            23.74              22.80
     Weighted Average Annual Percentage Rate                                    4.16%              4.15%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $280,009,963             89.35%
        1-29 days                                                         $24,915,932              7.95%
        30-59 days                                                         $6,243,285              1.99%
        60-89 days                                                         $1,142,957              0.36%
        90-119 days                                                          $328,629              0.10%
        120+ days                                                            $736,411              0.23%
        Total                                                            $313,377,176            100.00%
        Delinquent Receivables +30 days past due                           $8,451,282              2.70%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $282,677
        Recoveries for Current Period                                         $23,458
        Net Write-Offs for Current Period                                    $259,220

        Cumulative Realized Losses                                         $8,070,881


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                   $1,088,910                 51
        Ending Period Repossessed Receivables Balance                      $1,139,012                 56
        Principal Balance of 90+ Day Repossessed Vehicles                     $15,439                  1


Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                     $12,183,142
     Beginning Period Amount                                              $12,183,142
     Current Distribution Date Required Amount                            $11,212,999
     Current Period Release                                                  $970,142
     Ending Period Amount                                                 $11,212,999
     Next Distribution Date Required Amount                               $10,283,147

Reserve Account
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $29,311
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Amount                                                       $0
     Ending Period Target Credit Enhancement OC Amount                             $0
     Ending Period Amount                                                          $0
     Current Period Release                                                        $0